SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2004

UNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-12431	22-3282551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 OLD HIGHWAY 22, CLINTON, NEW JERSEY		08809
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 730-7630

Item 7. Financial Statements and Exhibits

The following exhibit is filed with this Current Report on Form 8-K.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated April 22, 2004

Item 12. Results of Operation and Financial Condition

The Registrant issued a press release on April 22, 2004 announcing earnings for the first quarter of 2004, the full text of which is incorporated by reference to this item.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Dated: April 22, 2004	By: /s/ ALAN BEDNER
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated April 22, 2004